UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2017

Southern Concepts Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
Colorado
(State or other jurisdiction of incorporation)

000-52853	80-0182193
(Commission File Number)	(IRS Employer Identification No.)

1830 Jet Stream Drive, Colorado Springs, CO 80921
(Address of principal executive offices) (Zip Code)

(719) 265-5821
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.

The Company has announced its annual shareholders meeting will be May 25, 2017 at 8:00 a.m. in its Southern Hospitality Restaurant located at 1433 17th Street, Denver, CO  80202.  A copy of the notice and the proxy are attached to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1 Notice of Annual Meeting of Shareholders and Proxy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.

Date: April 21, 2017	By:	/s/ James J. Fenlason
James J. Fenlason, Interim Chief Executive Officer